COST OF SALES (Tables)	12 Months Ended
Dec. 31, 2023
Disclosure Of Cost Of Sales [Abstract]
Disclosure of detailed information about cost of sales [Table Text Block]
	Year Ended December 31,
	2023	2022
Consumables and materials	$91,197	$112,620
Labour costs	208,050	227,767
Energy	42,292	55,542
Maintenance	6,847	9,595
Assays and labwork	3,299	6,169
Insurance	3,531	4,875
Other costs(1)	13,796	15,792
Production costs	$369,012	$432,360
Transportation and other selling costs	3,163	2,788
Workers' participation costs	18,897	17,265
Environmental duties and royalties	12,880	11,063
Finished goods inventory changes	6,105	4,550
Other(2)	-	3,661
Cost of Sales	$410,057	$471,687

Cost of Sales - Standby Costs(3)	$13,438	$-

(1) Other costs include inventory write-downs at La Encantada resulting from heightened costs due to lower grades, recoveries and throughput which lowered performance. This balance also includes stockpile and work-in-process inventory changes, land access payments as well as services related to travel and medical testing. The inventory write-downs during the year ended December 31, 2023 totaled $15.5 million (2022 - $23.8 million) and related to inventory at both Jerritt Canyon of $13.9 million (2022 - $23.8 million) and La Encantada of $1.6 million (2022 - nil) during the year.

(2) Other includes $3.1 million in costs that were incurred during the second quarter of 2022 as a result of marginal ore material that was processed to keep the mill running at minimum feed requirements to perform government mandated air compliance test work at the Jerritt Canyon Gold mine.

(3) Cost of sales for the year ended December 31, 2023 included one time standby costs of $13.4 million primarily related to direct severance and demobilization costs at the Jerritt Canyon mine following the temporary suspension announced on March 20, 2023.